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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                           reported) December 20, 2004

                            West Pointe Bancorp, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Illinois                           0-30505                     36-4149655
---------------------        -------------------          -------------------
(State or Other                  (Commission                 (IRS Employer
Jurisdiction of                  File Number)             Identification No.)
Incorporation)

West Pointe Bancorp, Inc.
5701 West Main Street                                          62226
Belleville, Illinois                                     ------------------
------------------------------------------                   (Zip Code)
(Address of Principal Executive Offices)

                                 (618) 234-5700
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Issuance of Trust Preferred Securities

On December 15, 2004, West Pointe Bancorp, Inc. (the "Company" or "West Pointe") completed a private placement to an institutional investor of $10 million of floating rate trust preferred securities, through a newly formed Delaware trust affiliate, West Pointe Statutory Trust I (the "Trust"). The trust preferred securities mature in December 2034, are redeemable at West Pointe's option beginning after five years, and require quarterly distributions by the trust to the holder of the trust preferred securities, initially at a rate of 4.70%, which will reset quarterly at the three-month LIBOR rate plus 2.25%.

The proceeds from the sale of the trust preferred securities were used by the Trust to purchase $10,310,000 in aggregate principal amount of West Pointe's floating rate junior subordinated notes. The net proceeds to West Pointe from the sale of the notes to the Trust will be used by West Pointe for general corporate purposes.

The notes were issued pursuant to a junior subordinated indenture dated December 15, 2004 between West Pointe, as issuer, and Wilmington Trust Company, as trustee. Like the trust preferred securities, the notes bear interest at a floating rate, initially at 4.70%, which will reset on a quarterly basis at a rate equal to LIBOR plus 2.25%. The interest payments by West Pointe will be used to pay the quarterly distributions payable by the Trust to the holder of the trust preferred securities. However, so long as no event of default, as described below, has occurred under the notes, West Pointe may defer interest payments on the notes (in which case the trust will be entitled to defer distributions otherwise due on the trust preferred securities) for up to 20 consecutive quarters.

The notes are subordinated to the prior payment of any other indebtedness of West Pointe that, by its terms, is not similarly subordinated. The trust preferred securities will be recorded as a long term liability on West Pointe's balance sheet, however, for regulatory purposes the trust preferred securities will be treated as Tier 1 or Tier 2 capital under rulings of the Federal Reserve Board, West Pointe's primary federal regulatory agency.

The notes mature on December 15, 2034, but may be redeemed at West Pointe's option at any time on or after December 15, 2009 or at any time upon certain events, such as a change in the regulatory capital treatment of the notes, the Trust being deemed an investment company or the occurrence of certain adverse tax events. Except upon the occurrence of certain events described above, West Pointe may redeem the notes for their aggregate principal amount, plus accrued interest, if any.

The notes may be declared immediately due and payable at the election of the trustee or holders of 25% of aggregate principal amount of outstanding notes upon the occurrence of an event of default. An event of default generally means
(1) default in the payment of any interest when due that continues unremedied for a period of sixty days, except in the case of an election by West Pointe to defer payments of interest for up to twenty consecutive quarters (which does not constitute an event of default), (2) a default in the payment of the principal amount of the notes at maturity, (3) a default in the payment of any interest following the deferral of interest payments by West Pointe for twenty consecutive quarters, (4) a default in West Pointe's

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performance, or breach, of any covenant or warranty in the indenture which is not cured within sixty days, (5) the institution of any bankruptcy or similar proceedings by or against West Pointe or (6) the liquidation or winding up of the Trust, other than as contemplated in the Indenture.

West Pointe also has entered into a guarantee agreement pursuant to which it has agreed to guarantee the payment by the Trust of distributions on the trust preferred securities, and the payment of principal of the trust preferred securities when due, either at maturity or on redemption, but only if and to the extent that the Trust fails to pay distributions on or principal of the trust preferred securities after having received interest payments or principal payments on the notes from West Pointe for the purpose of paying those distributions or the principal amount of the trust preferred securities.

Copies of the placement agreement, junior subordinated indenture, guarantee agreement, and amended and restated declaration of trust are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively. The foregoing descriptions of the placement agreement, junior subordinated indenture, guarantee agreement, and amended and restated declaration of trust are only summaries and are qualified in their entirety by the full text of the agreements, which are incorporated by reference herein.

Amendment to Salary Continuation Agreement with Bruce A. Bone

On December 16, 2004, the Company amended the salary continuation agreement dated January 1, 2003, by and between the Company, West Pointe Bank And Trust Company (the "Bank") and Bruce A. Bone, Executive Vice President and Chief Financial Officer of the Company. The amendment to the agreement provides that the annual benefit under the agreement is $71,933. The Company's Board of Directors, in its sole discretion, may increase the annual benefit under the agreement.

A copy of the amendment to this agreement is attached hereto as Exhibit 10.1. The foregoing description of the salary continuation agreement is only a summary and is qualified in its entirety by the full text of the agreement, which is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See the description contained under the heading "Issuance of Trust Preferred Securities" in Item 1.01 above, which is incorporated by reference herein.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number                      Description of Exhibit
--------------                      ----------------------
1.1            Placement Agreement, dated as of December 7, 2004, among FTN
               Financial Capital Markets, Keefe, Bruyette & Woods, Inc., West
               Pointe Bancorp, Inc. and West Pointe Statutory Trust I

4.1 Junior Subordinated Indenture, dated as of December 15, 2004, between West Pointe Bancorp, Inc., as issuer, and Wilmington
               Trust Company, as indenture trustee

4.2            Guarantee Agreement, dated as of December 15, 2004, between West
               Pointe Bancorp, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee

4.3            Amended and Restated Declaration of Trust, dated as of December
               15, 2004, by and among West Pointe Bancorp, Inc., as sponsor,
               Wilmington Trust Company, as institutional and Delaware trustee, the administrators named therein and the holders, from time to time, of undivided beneficial interests

10.1 Amendment to Salary Continuation Agreement with Bruce A. Bone dated December 16, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WEST POINTE BANCORP, INC.
                                       (Registrant)

Date: December 20, 2004                By: /s/ Terry W. Schaefer
                                           -----------------------------------
                                           Name: Terry W. Schaefer
                                           Title: President and Chief Executive
                                           Officer

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

                                  EXHIBIT INDEX

Exhibit Number                     Description of Exhibit
--------------                     ----------------------
1.1            Placement Agreement, dated as of December 7, 2004, among FTN
               Financial Capital Markets, Keefe, Bruyette & Woods, Inc., West
               Pointe Bancorp, Inc. and West Pointe Statutory Trust I

4.1 Junior Subordinated Indenture, dated as of December 15, 2004, between West Pointe Bancorp, Inc., as issuer, and Wilmington
               Trust Company, as indenture trustee

4.2            Guarantee Agreement, dated as of December 15, 2004, between West
               Pointe Bancorp, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee

4.3            Amended and Restated Declaration of Trust, dated as of December
               15, 2004, by and among West Pointe Bancorp, Inc., as sponsor,
               Wilmington Trust Company, as institutional and Delaware trustee, the administrators named therein and the holders, from time to time, of undivided beneficial interests

10.1 Amendment to Salary Continuation Agreement with Bruce A. Bone dated December 16, 2004

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